UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

AgeX Therapeutics, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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November 24, 2020

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. which will be held on Monday, December 28, 2020 at 10:00 a.m. at AgeX’s offices at 965 Atlantic Avenue, Suite 101, Alameda, California. This year we have made arrangements for our stockholders to attend and participate at the Annual Meeting online if they wish at https://web.lumiagm.com/268644388. If you wish to attend the Annual Meeting in person or online you will need to gain admission in the manner described in the Proxy Statement that accompanies this letter.

The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

I look forward to personally meeting all stockholders who are able to attend.

Judith Segall
Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 28, 2020

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. (“AgeX”), will be held at AgeX’s offices at 965 Atlantic Avenue, Suite 101, Alameda, California on Monday, December 28, 2020 at 10:00 a.m. for the following purposes:

1. To elect four (4) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. The nominees of the Board of Directors are: Gregory Bailey, Annalisa Jenkins, Michael May, and Michael D. West;

2. To ratify the appointment of OUM & Co., LLP as AgeX’s independent registered public accountants for the fiscal year ending December 31, 2020;

3. To seek approval of AgeX stockholders to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the exercise of warrants or the conversion of all or a portion of the principal amount of certain loans to AgeX if as a result of the acquisition Juvenescence would (a) acquire more than 19.9% of the AgeX common stock outstanding as of March 30, 2020 at a price less than the applicable market value of AgeX common stock or book value per share, and/or (b) own 50% or more of the outstanding shares of AgeX common stock; and

4. To transact such other business as may properly come before the meeting or any adjournments of the meeting.

The Board of Directors has fixed the close of business on November 23, 2020 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting or any postponement or adjournment of the meeting.

This year we have made arrangements for our stockholders to attend and participate at the Annual Meeting online if they wish at https://web.lumiagm.com/268644388. If you wish to attend the Annual Meeting in person or online you will need to gain admission in the manner described in the Proxy Statement.

Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares may be represented and voted at the meeting. If you are present at the meeting, your proxy will be returned to you if you so request.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held December 28, 2020.

The Letter to Stockholders, Notice of Meeting and Proxy Statement, and Annual Report on Form 10-K,

are available at: https://materials.proxyvote.com//00848H

By Order of the Board of Directors,

Judith Segall
Secretary

Alameda, California

November 24, 2020

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Monday, December 28, 2020

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

AgeX Therapeutics, Inc., a Delaware corporation (“AgeX”, “we”, “us”, “our”) is holding its Annual Meeting of Stockholders (the “Meeting”) at 10:00 a.m. on Monday, December 28, 2020 at AgeX’s principal offices located at 965 Atlantic Avenue, Suite 101, Alameda, California, for the purposes stated in the accompanying Notice of Annual Meeting, which include (1) electing directors, (2) ratifying the appointment of our independent registered public accountants, and (3) to address provisions of the NYSE American (the “Exchange”) Company Guide applicable to companies like AgeX that have shares listed on the Exchange, approving a proposal to allow Juvenescence Limited (“Juvenescence”) to acquire additional shares of AgeX common stock through the exercise of warrants or the conversion of all or a portion of the principal amount of certain loans to AgeX, if as a result Juvenescence would (a) acquire more than 19.9% of the AgeX common stock outstanding as of March 30, 2020 at a price less than the applicable market value of AgeX common stock or book value per share, and/or (b) own 50% or more of the outstanding shares of AgeX common stock (the “Juvenescence Proposal”). At the Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning AgeX and its activities. This Proxy Statement contains information about those matters, relevant information about the Meeting, and other information that we are required to include in a Proxy Statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by the Board of Directors of AgeX for use at the Meeting.

Q: Who is entitled to vote at the Meeting?

Only stockholders of record at the close of business on November 23, 2020, which has been designated as the “record date,” are entitled to notice of and to vote at the Meeting. On that date, there were 37,689,003 shares of AgeX common stock, par value $0.0001 per share, issued and outstanding, which constitute the only class of AgeX voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by stockholders?

Directors will be elected by a plurality of the votes cast at the Meeting. Ratifying the appointment of our independent registered public accountants and approving the Juvenescence Proposal will require the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. A quorum consists of a majority of the outstanding shares of common stock entitled to vote at the Meeting.

Q: How many votes do my shares represent?

Each share of AgeX common stock is entitled to one vote in all matters. Stockholders are not entitled to cumulate votes in the election of directors.

Q: What are my choices when voting?

In the election of directors, you may vote for all nominees or you may withhold your vote from one or more nominees. For the vote to ratify the appointment of our independent registered public accountants you may vote for the proposal, vote against the proposal, or abstain from voting on the proposal. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies.

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Q: What if I abstain from voting on a matter?

If you check the “abstain” box in the proxy form, or if you attend the Meeting without submitting a proxy and you abstain from voting on a matter, or if your shares are subject to a “broker non-vote” on a matter, your shares will be deemed to have not voted on that matter in determining whether the matter has received an affirmative vote sufficient for approval. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a stockholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of AgeX a written revocation; or

●	deliver to the Secretary of AgeX a signed proxy bearing a date subsequent to the date of the proxy being revoked; or

●	attend the Meeting and vote in person or through internet voting during online participation.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

Q: Can I still attend and vote at the Meeting if I submit a proxy?

You may attend the Meeting and vote in person or online whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Meeting or online will not revoke your proxy unless you also vote in person at the Meeting or you vote through internet voting during your online participation at the Meeting.

Q: How can I vote at the Meeting?

If you are a stockholder of record, you may vote your shares at the Meeting by completing a ballot at the Meeting. If you are a stockholder of record and you attend the Meeting online, you may vote your shares at the Meeting in the manner provided for internet voting. However, if you are a “street name” holder, you may vote your shares in person or online only if you obtain a signed proxy from your broker or nominee giving you the right to vote your shares. Please refer to additional information in the “HOW TO ATTEND THE ANNUAL MEETING” portion of this Proxy Statement.

Even if you currently plan to attend the Meeting in person or online, we recommend that you also submit your proxy first so that your vote will be counted if you later decide not to attend the Meeting.

Q: What are the Board of Directors’ recommendations?

The Board of Directors recommends that our stockholders vote FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM & Co., LLP (“OUM”) as our independent registered public accountants for the fiscal year ending December 31, 2020; and (3) approval of the Juvenescence Proposal.

Q: What if I do not specify how I want my shares voted?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted FOR (1) each nominee for election as a director, (2) approval of the appointment of OUM as our independent registered public accountants for the fiscal year ending December 31, 2020; and (3) approval of the Juvenescence Proposal.

Beneficial Owners. If you are a beneficial owner and you do not provide your broker or other nominee with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, brokers and other nominees holding your shares may vote on certain routine matters, including the approval of the appointment of our independent registered public accountants, but cannot vote in the election of directors. If you hold your shares in street name and you do not instruct your broker or other nominee how to vote on those matters as to which brokers and nominees are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

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Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record. You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the record date your shares were held in the name of a brokerage firm or other nominee and not in your name. Being a beneficial owner means that, like most of our stockholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares by following the voting instructions your broker or other nominee provides. If you do not provide your broker or nominee with instructions on how to vote your shares, your broker or nominee will be able to vote your shares with respect to some of the proposals, but not all. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice of Annual Meeting or this Proxy Statement come up for vote at the Meeting?

The Board of Directors does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. As of the date of this Proxy Statement, no stockholder has notified us of any other business that may properly come before the Meeting. If other matters requiring the vote of the stockholders properly come before the Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Board of Directors did not know, a reasonable time before the mailing of the notice of the Meeting, would be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting.

Q: Who will bear the cost of soliciting proxies for use at the Meeting?

AgeX will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, or electronic communication by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

Q: How can I attend and vote at the Meeting?

If you plan on attending the Meeting in person or online, please read the “HOW TO ATTEND THE ANNUAL MEETING” section of this Proxy Statement for information about the documents you will need to bring with you to gain admission to the Meeting and to vote your shares in person or how to attend and participate in the Meeting online.

This Proxy Statement and the accompanying form of proxy are first being sent or given to our stockholders on or about November 27, 2020.

ELIMINATING DUPLICATE MAILINGS

AgeX has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple stockholders who share the same address, unless we receive contrary instructions from one or more of the stockholders. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. We will deliver separate copies of the Proxy Statement and Annual Report to each stockholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of the Proxy Statement or Annual Report, you may contact us by telephone at (510) 671-8370, or by mail at 965 Atlantic Avenue, Suite 101, Alameda, California 94501. You may also contact us at the above phone number or address if you are presently receiving multiple copies of the Proxy Statement, and Annual Report but would prefer to receive a single copy instead.

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ELECTION OF DIRECTORS

At the Meeting, four (4) directors will be elected to hold office until the next Annual Meeting of Stockholders, and until their successors have been duly elected and qualified. All of the nominees, Gregory Bailey, Annalisa Jenkins, Michael May, and Michael D. West, are incumbent directors.

It is the intention of the persons named in the enclosed proxy, unless the proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors. If you are a beneficial owner of shares held in street name, your broker or other nominee will not be allowed to vote in the election of directors unless you instruct your broker or other nominee how to vote on the form that the broker or nominee provided to you.

Directors

The names and ages of our directors who are nominees for re-election are:

Gregory H. Bailey, M.D., 65, joined our Board of Directors in August 2018 and became the Chairman of our Board of Directors in October 2018. Dr. Bailey is currently the Chief Executive Officer of Juvenescence Limited, a privately held company focused on the development of therapies for ageing and age-related diseases. Dr. Bailey is also a director of Manx Financial Group, plc, BioHaven Inc, SalvaRx Inc and Portage Biotech. Dr. Bailey has founded and served as a director of a number of private and public companies and previously served as a managing partner of Palantir Group, Inc., a merchant bank involved in a number of biotech company startups and financings. Dr. Bailey practiced emergency medicine for ten years before entering finance. Dr. Bailey received his M.D. from the University of Western Ontario. We believe that Dr. Bailey is qualified to serve on our Board based on his years of experience in medicine and as an executive and in finance for the biotechnology industry.

Annalisa Jenkins, M.B.B.S., F.R.C.P., 55, has served as a member of our Board of Directors since October 2018. From November 2017 until April 2019, Dr. Jenkins served as the chief executive officer of PlaqueTec Ltd., a biotechnology company focusing on coronary artery disease treatment and prevention. Previously, Dr. Jenkins served as the chief executive officer and a member of the board of directors of Dimension Therapeutics, Inc., a biotechnology company focused on rare and metabolic diseases associated with the liver, from September 2014 until its sale to Ultragenyx Pharmaceutical Inc. in November 2017. From October 2013 to March 2014, Dr. Jenkins served as executive vice president, head of global research and development for Merck Serono Pharmaceuticals, a biopharmaceutical company. Previously, from September 2011 to October 2013, she served as Merck Serono’s executive vice president, global development and medical, and was a member of Merck Serono’s executive committee. Prior to that, Dr. Jenkins pursued a 15-year career at Bristol-Myers Squibb Company, a biopharmaceutical company, where, from July 2009 to June 2011, she was a senior vice president and head of global medical affairs. Dr. Jenkins is currently a committee member of the science board to the FDA, which advises FDA leadership on complex scientific and technical issues. Dr. Jenkins serves on the board of directors of AVROBIO, Inc., Oncimmune Holdings plc, and a number of privately held biotechnology and life science companies. Dr. Jenkins previously served on the board of Silence Therapeutics, Ardelyx, Inc. and Sensyne Health plc. Dr. Jenkins graduated with a degree in medicine from St. Bartholomew’s Hospital in the University of London and subsequently trained in cardiovascular medicine in the UK National Health Service. Earlier in her career, Dr. Jenkins served as a medical officer in the British Royal Navy. We believe Dr. Jenkins is qualified to serve on our board of directors based on her industry experience in the field in which we operate and her executive experience with companies in our industry.

Michael H. May, 52, joined our Board of Directors during August 2019. Dr. May is President and Chief Executive Officer of CCRM Enterprises and the Center for Commercialization of Regenerative Medicine or CCRM, a public-private consortium founded under Canada’s Centres of Excellence for Commercialization and Research Program to generate sustainable health and economic benefits through global collaboration in cell and gene therapy, and regenerative medicine. Dr. May co-founded Rimon Therapeutics Ltd., a Toronto-based tissue engineering company developing novel medical polymers that possess drug-like activity, and served as President and Chief Executive Officer of Rimon from 2000 to 2006, and President and Chief Operating Officer from 2006 to 2010. Dr. May serves on a number of boards of directors and advisory committees in the field of stem cell research and regenerative medicine, including at the International Society for Cell Therapy (ISCT) and the Alliance for Regenerative Medicine (ARM). Dr. May completed his PhD in Chemical Engineering at the University of Toronto in 1998 as an NSERC Scholar and was awarded the Martin Walmsley Fellowship for Technological Entrepreneurship. We believe that Dr. May is qualified to serve on our Board based on his years of experience in tissue engineering and the fields of stem cell research and regenerative medicine.

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Michael D. West, Ph.D., 67, joined the Board of Directors during January 2017 and has served as our Chief Executive Officer since that date. Dr. West was appointed Chief Executive Officer of Lineage Cell Therapeutics, Inc. (formerly BioTime, Inc.) during October 2007 and then served as Co-Chief Executive Officer from October 2015 until September 2018. Dr. West also served as interim President and Chief Executive Officer of Asterias Biotherapeutics, Inc. from April 2014 to June 2014, and as Vice President of Technology Integration of Asterias until December 2015. Dr. West served as a director of: Lineage from 2002 until September 2018; Asterias from 2012 until September 2018; and OncoCyte Corporation from 2013 to 2016. Prior to becoming Chief Executive Officer of Lineage, Dr. West served as Chief Executive Officer, President, and Chief Scientific Officer of Ocata Therapeutics, Inc., a company engaged in developing human stem cell technology for use in regenerative medicine. Dr. West also founded Geron Corporation of Menlo Park, California, and from 1990 to 1998, he was a Director and Vice-President, where he initiated and managed programs in telomerase diagnostics, oligonucleotide-based telomerase inhibition as anti-tumor therapy, and the cloning and use of telomerase in telomerase-mediated therapy wherein telomerase is utilized to immortalize human cells. From 1995 to 1998 he organized and managed the research between Geron and its academic collaborators, James Thomson and John Gearhart, which led to the first isolation of human embryonic stem and human embryonic germ cells. Dr. West received a B.S. from Rensselaer Polytechnic Institute in 1976, an M.S. in Biology from Andrews University in 1982, and a Ph.D. from Baylor College of Medicine in 1989 concentrating on the biology of cellular aging. Dr. West is an internationally renowned pioneer and expert in stem cell research, and we believe that he is qualified to serve on our Board based on his years of executive experience in the fields of stem cell research and regenerative medicine.

Previous Arrangement for the Designation of Directors

Pursuant to a Shareholders Agreement between our former parent company Lineage Cell Therapeutics, Inc. (“Lineage”), formerly known as BioTime, Inc., and our current largest stockholder Juvenescence Limited (“Juvenescence”), Lineage had the right to designate two members of our Board of Directors and Juvenescence had the right to designate three members of our Board of Directors. Under the Shareholders Agreement, the remaining members of the Board of Directors were to be independent of Lineage and Juvenescence and mutually agreed to and designated by Lineage and Juvenescence. Pursuant to the Shareholders Agreement, Juvenescence designated Gregory Bailey and Annalisa Jenkins as directors. Lineage had previously appointed Michael D. West and Michael H. Mulroy as directors. The Shareholders Agreement is no longer in effect, having expired on November 28, 2018 (the “Distribution Date”) when Lineage distributed to its shareholders, on a pro rata basis, 12,697,028 shares of the AgeX common stock it then held (the “Distribution”).

Director Independence

Gregory Bailey, Annalisa Jenkins, and Michael May qualify as “independent” in accordance with Section 803(A) of the NYSE American Company Guide. Michael Mulroy who served as a director during a portion of 2019 and John Mauldin who served as director during 2019 and a portion of 2020 also were independent under that standard. Mr. Mauldin stepped off the Board of Directors during March 2020. The members of our Audit Committee meet the additional independence standards under Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Compensation Committee meet the additional independence standards under Section 805(c)(1) of the NYSE American Company Guide. Our independent directors received no compensation or remuneration during the last fiscal year for serving as directors except as disclosed under “CORPORATE GOVERNANCE—Compensation of Directors.” None of the independent directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above.

Michael D. West does not qualify as “independent” because he serves as our President and Chief Executive Officer. Gregory Bailey does not meet the independence standard for service on the Audit Committee under Exchange Act Rule 10A-3 because he is the Chief Executive Officer of Juvenescence Limited, which is our largest stockholder and owns more than 43% of our issued and outstanding shares of common stock.

CORPORATE GOVERNANCE

Directors’ Meetings

During the fiscal year ended December 31, 2019, our Board of Directors met ten times. None of our current directors attended fewer than 75% of the meetings of the Board and the committees on which they served during their terms as directors. Directors are also encouraged to attend our annual meetings of stockholders, although they are not formally required to do so.

Meetings of Non-Management Directors

Our non-management directors met no less frequently than quarterly in executive session, without any directors who are AgeX officers or employees present. These meetings allowed the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

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Stockholder Communications with Directors

If you wish to communicate with the Board of Directors or with individual directors, you may do so by following the procedure described on our website www.agexinc.com.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officers, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that we file with or submit to the SEC and in our other public communications; (iii) compliance with applicable governmental rules and regulations; (iv) prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.agexinc.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. In other words, although our Chief Executive Officer is a member of our Board, Gregory Bailey currently serves as Chairman of the Board. AgeX believes that the Chairman can provide support and advice to the Chief Executive Officer, and lead the Board in fulfilling its responsibilities. The Chairman of the Board serves as an active liaison between the Board and our Chief Executive Officer and our other senior management. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Audit Committee reviews and must approve any business transactions between AgeX and its executive officers, directors, and stockholders who beneficially own 5% or more of our outstanding shares of common stock.

Hedging Transactions

We have adopted a policy that prohibits our directors and our officers and other employees from purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds, or to otherwise engage in transactions that hedge or offset, or that are designed to hedge or offset, risks of any decrease in the market value of our common stock or other equity securities granted to the employee or director as part of their compensation, or held, directly or indirectly, by the employee or director.

Committees of the Board

Audit Committee

The members of the Audit Committee are Annalisa Jenkins and Michael H. May. John Mauldin also served as a member of the Audit Committee during 2019 and a portion of 2020. The Audit Committee held four meetings during 2019. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls, all requests for waivers of, our Code of Ethics, and all transactions between us and our executive officers, directors, and stockholders who beneficially own 5% or more of any class of our voting securities. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

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Compensation Committee

The members of the Compensation Committee are Annalisa Jenkins (Chairman), and Gregory Bailey. John Mauldin also served as a member of the Compensation Committee during 2019 and a portion of 2020. The Compensation Committee held one meeting during 2019. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our 2017 Equity Incentive Plan. The Compensation Committee will determine or recommend to the Board of Directors the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board of Directors with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

Report of the Audit Committee on the Audit of Our Financial Statements

The following is the report of the Audit Committee with respect to AgeX’s audited financial statements for the year ended December 31, 2019.

Michael May jointed the Audit Committee during August 2019 when he became a member of our Board of Directors. Michael Mulroy also served as a member of the Audit Committee during a portion of 2019.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that AgeX specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of OUM & Co. LLP, our independent registered public accountants, concerning the audit of our financial statements for the year ended December 31, 2019. The independent public accountants are responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of AgeX’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2019. Our auditors also discussed with the Audit Committee the adequacy of AgeX’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC.

The Audit Committee also met on a quarterly basis with the auditors during 2019 to review and discuss our financial statements for the quarter and the adequacy of internal control over financial reporting.

The Audit Committee: Annalisa Jenkins (Chair) and Michael May

Nomination of Candidates for Election as Directors

Nominating & Corporate Governance Committee and Nominating Policies and Procedures

The members of the Nominating & Corporate Governance Committee are Michael H. May and Gregory Bailey. John Mauldin also served as a member of the Nominating & Corporate Governance Committee during 2019 and a portion of 2020. Mr. May was appointed as chair of the Nominating & Corporate Governance Committee during August 2020. The Nominating & Corporate Governance Committee held three meetings during 2019.

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The purpose of the Nominating & Corporate Governance Committee is to recommend to the Board of Directors individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. A copy of the Nominating & Corporate Governance Committee Charter has been posted on our internet website and can be found at www.agexinc.com.

The Nominating & Corporate Governance Committee will consider nominees for election as directors proposed by stockholders, provided that they notify the Nominating & Corporate Governance Committee of the nomination in writing at least 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not later than the 90 days day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. Within the applicable time frame the stockholder and the nominee must also provide the Nominating & Corporate Governance Committee with all information that the Nominating & Corporate Governance Committee may reasonably request regarding the nominee.

The Board and the Nominating & Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board of Directors. Rather, in evaluating any new nominee or incumbent director, the Nominating & Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Nominating & Corporate Governance Committee will also consider whether a nominee or incumbent director has any conflicts of interest with AgeX that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of AgeX and its stockholders. The Nominating & Corporate Governance Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

The Board of Directors and the Nominating & Corporate Governance Committee have not adopted specific policies with respect to a particular mix or diversity of skills, experience, expertise, perspectives, and background that nominees should have. However, the present Board was assembled with a focus on attaining a Board comprised of people with substantial experience in bioscience, the pharmaceutical industry, corporate management, and finance. The Board believes that this interdisciplinary approach will best suit our needs as we work to develop and commercialize cancer diagnostic tests.

Some of the factors considered by the Nominating & Corporate Governance Committee and the Board in selecting the Board’s nominees for election at the Meeting are discussed in this Proxy Statement under “ELECTION OF DIRECTORS.”

Because our principal executive office is located in California, we must comply with recently enacted Section 301.3 of the California Corporations Code, which provides that a publicly held corporation, as defined in Section 301.3, that has its principal executive offices in California must have had at least one female director by the close of 2019, and may be required to have as many as three female directors by the close of 2021, depending on the authorized number of directors. Failure to comply with Section 301.3 can lead to the imposition of fines. Our Board of Directors presently complies with Section 301.3 but we could be required to add one or more additional women to our Board of Directors if we were to increase the authorized number of directors.

Executive Officers

Michael D. West, President and Chief Executive Officer, Andrea Park, Chief Financial Officer, Nafees Malik, Chief Operating Officer, and Hal Sternberg, Vice President of Research, are our executive officers. Russell Skibsted served as our Chief Financial Officer during 2019 and until May 15, 2020.

Andrea E. Park, 48, was appointed as Chief Financial Officer of AgeX Therapeutics, Inc. in May 2020. Ms. Park served as AgeX’s VP of Finance and Controller since October 2019. Ms. Park’s career spans over 24 years of public accounting and finance experience. Before joining AgeX, Ms. Park served as VP of Finance and Controller from June 2016 to September 2019 and as Corporate Controller from February 2005 to June 2016 for Lineage Cell Therapeutics, Inc. (formerly BioTime, Inc.). While at Lineage, Ms. Park was directly involved in the accounting and financial reporting of the public spin off and eventually the deconsolidation of three of its then subsidiaries including Asterias Biotherapeutics, Inc., Oncocyte Corporate and AgeX. Earlier in her career she has worked in the audit and assurance practice at Deloitte. Ms. Park has a B.A. in Business Economics with Concentration in Accounting from the University of California, Santa Barbara.

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Nafees N. Malik, MBChB, MPhil, 43, was appointed as our Chief Operating Officer during October 2018. He was also appointed Head of Cell and Gene Therapy at Juvenescence UK Ltd during October 2018. He founded and was managing director of Asklepian Consulting Limited from June 2013 where he focused on the strategic and commercial analysis of cell and gene therapies and regenerative medicine. Dr. Malik received his medical degree from the University of Liverpool and his Master of Philosophy degree in Bioscience Enterprise from the University of Cambridge.

Hal Sternberg, Ph.D., 67, was appointed Vice President of Research in August 2017. Prior to serving in that role, Dr. Sternberg was Vice President of Research of Lineage for over 25 years and was one of Lineage co-founders. Prior to co-founding and joining Lineage, Dr. Sternberg held various positions at the University of California at Berkeley from 1982 to 1988, where he supervised a team of researchers studying Alzheimer’s Disease. Dr. Sternberg holds a M.S. in Chemistry and Ph.D. in Biochemistry from the University of Maryland.

DIRECTOR COMPENSATION

Directors and members of committees of the Board of Directors who are our employees are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of the Board or committees of the Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2019 and who were not our employees on the date the compensation was earned.

Name	Fees Earned Or Paid in Cash	Option Awards(1)	All Other Compensation	Total
Gregory Bailey	$60,000	$270,647	$-	$330,647
Annalisa Jenkins	$40,027	$270,647	$-	$310,674
John Mauldin(2)	$40,000	$175,920	$-	$215,920
Michael May	$14,288	$22,223	$-	$36,511
Michael Mulroy(3)	$26,075	$175,920	$-	$201,995

(1)	Those of our directors who were serving on our Board of Directors on March 11, 2019 and who were not our salaried employees each received an annual award of stock options on that date entitling them to purchase common stock at a fixed price as partial compensation for serving on our Board. Dr. Bailey and Dr. Jenkins, who had not received a grant of options upon joining the Board the previous year, each received 100,000 stock options while Mr. Mauldin and Mr. Mulroy each received 65,000 stock options. Those options will vest and become exercisable in equal quarterly installments over a one-year period from the date of grant.

Dr. May received 26,534 stock options upon his appointment as a member of our Board of Directors. on August 5, 2019. The options vested and became exercisable in two equal quarterly installments on September 30 and December 31, 2019.

The dollar amounts in this column represent the aggregate fair market value of such awards determined based on the price of our common stock on the grant date in accordance with ASC Topic 718, Compensation-Stock Compensation (ASC Topic 718). See Note 13 Stock-Based Awards to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 for details as to the assumptions used to determine the fair value of the awards.

(2)	Mr. Mauldin resigned from our Board of Directors on March 12, 2020. On that date, 100,000 options were vested but expired unexercised 90 days after his resignation date.

(3)	Mr. Mulroy resigned from our Board of Directors on July 30, 2019. On that date, 32,500 unvested options were immediately forfeited and the remaining 67,500 vested options expired 90 days after his resignation date.

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EXECUTIVE COMPENSATION

Emerging Growth Company and Smaller Reporting Company

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 and a “smaller reporting company” as defined in the rules and regulations of the SEC. As an emerging growth company and as a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not emerging growth companies or smaller reporting companies. Accordingly, this Proxy Statement includes reduced disclosure about our executive compensation arrangements.

The following tables show certain information relating to the compensation of our Chief Executive Officer and the two highest paid individuals who were serving as executive officers at year end and in each case whose total compensation exceeded $100,000 during 2018. We refer to such executive officers referred to as our “Named Executive Officers”.

Summary Compensation Table

The following table sets forth the compensation awarded to, earned by, or paid to our Named Executive Officers in respect of their service to the Company for the fiscal years ended December 31, 2019 and 2018.

Name and principal position	Year	Salary		Bonus		Option Awards(1)		All Other Compensation(2)	Total
Michael D. West	2019	$543,054		-		$484,647	(3)	$14,000	$1,041,701
Chief Executive Officer	2018	575,433	(4)	$39,000	(5)	1,025,497		10,477	1,650,407

Hal Sternberg	2019	250,374		25,000	(6)	40,597		13,052	329,023
Vice President, Research	2018	242,665		30,000	(6)	20,058		4,270	296,993

Nafees Malik(7)	2019	279,540	(8)	50,000	(8)	189,453		-	518,993
Chief Operating Officer	2018	58,650	(8)	-		723,590		-	782,240

(1)	Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718, Compensation-Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

One fourth of the options will vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based on the completion of each month of continuous service as an employee or director of AgeX or its subsidiaries.

(2)	Amounts represent 401(k) matching contributions by us for the periods presented unless described otherwise.

(3)	Dr. West’s equity awards in 2019 reflect the fair value of 100,000 stock options and 50,000 restricted stock units.

(4)	Pursuant to the Shared Facilities Agreement, Dr. West’s salary for his services as Chief Executive Officer of AgeX for the period January 1 through September 17, 2018 was paid by Lineage, with 80% of such amount allocated to AgeX and reimbursed to Lineage. Since October 15, 2018 we have compensated Dr. West directly for his services as Chief Executive Officer under the terms of his employment agreement.

(5)	Pursuant to the Shared Facilities Agreement, Dr. West’s pro-rated bonus for his services as Chief Executive Officer of AgeX from January 1 through September 17, 2018 was paid by Lineage, with 80% of such amount allocated to AgeX and reimbursed to Lineage.

(6)	Amounts represent the discretionary annual cash bonus paid to Dr. Sternberg during the periods presented.

(7)	Dr. Malik has served as our Chief Operating Officer as a consultant through Juvenescence since October 2018. Dr. Malik is an employee of Juvenescence and has been devoting a majority of his time to AgeX’s operations for which AgeX reimburses Juvenescence for his services.

(8)	Amounts represent consulting fees and bonus payments made to Juvenescence for Dr. Malik.

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Executive Employment Agreements and Change of Control Provisions

Michael D. West

We have entered into an employment agreement with our Chief Executive Officer Michael D. West, effective October 18, 2018 (the “West Employment Agreement”). Pursuant to the West Employment Agreement, Dr. West’s annual base salary was set at $525,000. Under the West Employment Agreement, Dr. West is eligible to earn an annual incentive cash bonus with a target of no less than 50% of annual base salary. Actual bonus amounts will be based on Dr. West’s attainment of individual performance goals at target levels set by the Board of Directors for the applicable calendar year. If such performance goals for the applicable year are fully achieved, the Board of Directors may approve a bonus amount exceeding the target bonus level.

Under the West Employment Agreement, Dr. West has been granted options to purchase 500,000 shares of our common stock with an exercise price of $3.00 per share, with one fourth of the options vesting following 12 full months of continuous service as an employee of AgeX, measured from the date of grant, and the balance vesting in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX. Such options expire on the earliest of (1) 10 years from the date of grant, (2) three months after Dr. West ceases to provide continuous service to us (other than due to death or disability) or (3) one year after Dr. West ceases to provide continuous service to us due to death or disability.

Under the West Employment Agreement, Dr. West has agreed to certain covenants regarding confidential information and assignment of inventions, as well as a covenant not to solicit our employees during Dr. West’s employment with us and for one year thereafter. The West Employment Agreement also includes a covenant not to compete with us during his employment. In the event of Dr. West’s resignation or termination from AgeX for any reason, Dr. West has agreed to promptly resign from the Board of Directors of AgeX and any of its subsidiaries.

Hal Sternberg

We have entered into an employment agreement with our Vice President of Research Hal Sternberg (the “Sternberg Employment Agreement”). Dr. Sternberg’s annual base salary from January 1 through March 10, 2019 was $242,050 and from March 11 through December 31, 2019 was $251,127. Any bonus will be granted at the discretion of our Board of Directors based on Dr. Sternberg’s performance and achievement of goals or milestone set by the Board of Directors from time to time. The Board of Directors may also follow the recommendations of its compensation committee in determining whether to award bonuses or to establish performance goals or milestones. Under the Sternberg Employment Agreement, Dr. Sternberg has agreed to certain covenants regarding confidential information.

Effective May 1, 2020, Dr. Sternberg agreed to a 50% salary reduction as part of a cost savings plan that we implanted that also included a reduction in staffing.

Severance and Change of Control Arrangements for Dr. West and Dr. Sternberg

Pursuant to the West Employment Agreement, and Sternberg Employment Agreement, each officer is entitled to severance benefits under certain circumstances.

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If we terminate Dr. West’s employment without “cause” or he resigns for “good reason” at any time, he will be entitled to (1) 12 months base salary, (2) all accrued but unpaid salary earned prior to or as of the date of termination or resignation, (3) full payment of Dr. West’s target bonus due for such year and (4) for a period of six months, all benefits under any health insurance plan of AgeX. In addition, if we terminate Dr. West’s employment without “cause” or he resigns for “good reason,” (1) all of Dr. West’s outstanding equity awards that would otherwise have vested during the 12 months following termination or resignation will become fully vested and exercisable immediately and (2) with respect to any outstanding vested but unexercised options, the exercise period following termination or resignation will be extended to the earlier of the (A) 12 months after termination or (B) the natural expiration date of the applicable option. If we terminate Dr. West’s employment without “cause,” or he resigns for “good reason,” following a “Change of Control,” (1) Dr. West will be entitled to all of the benefits and payments that he would have been entitled to if his employment had been otherwise terminated without “cause” or if he resigned for “good reason,” as set forth above, and (2) all of Dr. West’s unvested options and restricted stock units, if any, will become fully vested and exercisable immediately. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Dr. West’s salary while employed by us. In order to receive the severance benefits, Dr. West must execute a general release of all claims against us.

If we terminate Dr. Sternberg’s employment without “cause” within 12 months of employment, he will be entitled to three months base salary. If we terminate Dr. Sternberg’s employment without “cause” after 12 months of employment, he will be entitled to six months base salary. If we terminate Dr. Sternberg’s employment following a “Change of Control” within 12 months of employment, he will be entitled to three months base salary and accelerated vesting of 50% of any then unvested stock options granted. If we terminate Dr. Sternberg’s employment following a “Change in Control” after 12 months of employment, he will receive six months base salary and vesting of 100% of any then unvested stock options granted. If Dr. Sternberg’s employment is terminated for “cause,” due to death or disability or from Dr. Sternberg’s resignation, Dr. Sternberg will be entitled to all accrued but unpaid salary earned prior to or as of the date of termination or resignation. The severance compensation may be paid in a lump sum or, at our election, in installments consistent with the payment of Dr. Sternberg’s salary while employed by us. In order to receive the severance benefits, Dr. Sternberg must execute a general release of all claims against us and must return all our property in his possession.

“Change of Control,” as defined in each of the West Employment Agreement and Sternberg Employment Agreement, means any one of the following:

●	the acquisition of our voting securities by a person or an Affiliated Group entitling the holder to elect a majority of our directors, except that an increase in the amount of voting securities held by a person or Affiliated Group who on the date of the Employment Agreement beneficially owned more than 10% of our voting securities will not be a Change of Control. In addition, an acquisition of voting securities by one or more persons acting as an underwriter in connection with a sale or distribution of voting securities will not constitute a Change of Control;

●	the sale of all or substantially all of our assets; or

●	a merger or consolidation in which we merge or consolidate into another corporation or entity in which our stockholders immediately before the merger or consolidation do not own, in the aggregate, voting securities of the surviving corporation or entity entitling them, in the aggregate (and without regard to whether they constitute an Affiliated Group) to elect a majority of the directors or persons holding similar powers of the surviving corporation or entity.

A Change of Control will not occur if all of the persons acquiring our voting securities or assets, or merging or consolidating with us, are one or more of our direct or indirect subsidiaries or parent corporations. “Affiliated Group” means (A) a person and one or more other persons in control of, controlled by, or under common control with, such person; and (B) two or more persons who, by written agreement among them, act in concert to acquire voting securities entitling them to elect a majority of our directors.

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Equity Awards Outstanding At December 31, 2019

The following table summarizes certain information concerning outstanding stock options granted by us under our 2017 Equity Incentive Plan (the “Incentive Plan”) and the stock option plans of certain of our subsidiaries and held by our Named Executive Officers as of December 31, 2019.

		AgeX and Subsidiary Option and Stock Awards
Name	Stock Option Plan Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested		Market Value of Shares or Units of Stock that have Not Vested

Michael D. West	AgeX Therapeutics, Inc. 2017 Equity Incentive Plan	-	100,000	(1)	$4.28	March 10, 2029	-		-
		145,833	354,167	(2)	$3.00	October 17, 2028	-		-
		513,333	146,667	(3)	$2.00	October 9, 2027	-		-
		-	-		-	-	50,000	(4)	$214,000

	LifeMap Sciences, Inc. 2011 Stock Option Plan	99,140	-		$1.75	September 30, 2020	-		-

	ReCyte Therapeutics, Inc. 2011 Stock Option Plan	500,000	-		$2.05	December 28, 2020	-		-

Hal Sternberg	AgeX Therapeutics, Inc. 2017 Equity Incentive Plan	-	15,000	(1)	$4.28	March 10, 2029	-		-
		6,875	8,125	(5)	$2.00	March 14, 2028	-		-
		18,229	16,771	(6)	$2.00	November 14, 2027	-		-

Nafees Malik	AgeX Therapeutics, Inc. 2017 Equity Incentive Plan	-	70,000	(1)	$4.28	March 10, 2029	-		-
		102,083	247,917	(2)	$3.00	October 17, 2028	-		-

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(1)	One fourth of the options will vest upon completion of 12 full months of continuous service as an employee of AgeX or any subsidiary, measured from the date of grants March 11, 2019 and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX or any subsidiary.

(2)	One fourth of the options vested on October 17, 2019, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX or any subsidiary.

(3)	One third of the options vested on August 17, 2018 and the balance of the options will vest in 24 equal monthly installments thereafter, based upon the completion of each month of continuous service as an employee or director of AgeX.

(4)	The RSUs were granted under AgeX’s 2017 Equity Incentive Plan on March 11, 2019, at which time the closing price on the NYSE American was $4.28 per share. None of the RSUs vested during 2019. The RSUs are subject to time-based vesting over a 4 year period with the first 25% vesting on the first anniversary date and the remainder vesting in equal quarterly installment over the remaining 3 years but must be reported here at the aggregate grant date fair value, as if the RSUs were fully vested and exercisable at the date of grant. Each RSU represents a contingent right to receive one AgeX common stock.

(5)	One fourth of the options will vest vested on March 14, 2019, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous service as an employee of AgeX or a subsidiary.

(6)	One fourth of the options vested on November 15, 2018, and the balance of the options will vest in 36 equal monthly installments thereafter, based upon the completion of each month of continuous service as an employee or director of AgeX.

Risk Considerations and Recoupment Policies

The Compensation Committee of our Board of Directors considers, in establishing and reviewing the executive compensation program, whether the program encourages unnecessary or excessive risk taking. Most of our executive compensation arrangements include a fixed salary that provides a steady income so that executives do not feel pressured to focus exclusively on stock price performance or short-term financial targets to the detriment of our long-term operational and strategic objectives. We supplement fixed salaries with discretionary bonus awards based on the executive’s performance as well as the performance of AgeX. The stock options that we have granted to our executive officers under the Incentive Plan vest over four to five years, assuring that the executives take a long-term perspective in viewing their equity ownership.

Because we have not adopted compensation plans, or made incentive awards, based on quantified financial performance measures, we have not adopted specific policies regarding the adjustment or recovery of awards or payments if the relevant performance measures are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. We may adopt such policies, however, if we adopt incentive compensation plans or grant incentive bonuses based on financial performance measures or if we are required to do by the rules of any national securities exchange or interdealer quotation system on which our common stock or other equity securities are listed.

The Incentive Plan

The following summary of the Incentive Plan is a summary only and does not purport to include all of the terms of the Incentive Plan, and is qualified by the full terms of the Incentive Plan. The Incentive Plan permits us to grant awards (“Awards”) consisting of stock options, the grant or sale of restricted stock (“Restricted Stock”), the grant of stock appreciation rights (“SARs”), and the grant of hypothetical units issued with reference to our common stock (“Restricted Stock Units”), for up to 4,000,000 shares of our common stock. Awards may be granted under the Incentive Plan to employees, directors, and consultants of AgeX and our subsidiaries, including also subsidiaries that we may form or acquire in the future. The Incentive Plan will be administered by our Board of Directors or by a committee authorized by our Board (“Committee”), who will make all determinations with regard to the grant and terms of Awards, subject to the terms of the Incentive Plan.

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Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events as determined by the Board or the Committee. The Board or Committee, in its discretion, may accelerate the vesting of an Award after the date of grant.

No person shall be granted, during any one-year period, options to purchase, or SARs with respect to, more than 1,000,000 shares in the aggregate, or any Awards of Restricted Stock or Restricted Stock Units with respect to more than 500,000 shares in the aggregate. If an Award is to be settled in cash, the number of shares on which the Award is based shall not count toward the individual share limit.

No Awards may be granted under the Incentive Plan more than ten years after the date upon which the Incentive Plan was adopted by the Board, and no options or SARS granted under the Incentive Plan may be exercised after the expiration of ten years from the date of grant.

Stock Options

Options granted under the Incentive Plan may be either “incentive stock options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or “non-qualified” stock options that do not qualify incentive stock options. Incentive stock options may be granted only to employees of AgeX and its subsidiaries. The exercise price of stock options granted under the Incentive Plan must be equal to the fair market of our common stock on the date the option is granted. In the case of an optionee who, at the time of grant, owns more than 10% of the combined voting power of all classes of our stock, the exercise price of any incentive stock option must be at least 110% of the fair market value of our common stock on the grant date, and the term of the option may be no longer than five years. The aggregate fair market value of common stock (determined as of the grant date of the option) with respect to which incentive stock options become exercisable for the first time by an optionee in any calendar year may not exceed $100,000.

The exercise price of an option may be payable in cash or in shares of our common stock having a fair market value equal to the exercise price, or in a combination of cash and common stock, or other legal consideration for the issuance of stock as the Board or Committee may approve.

Generally, options will be exercisable only while the optionee remains an employee, director or consultant, or during a specific period thereafter as approved by the Board or Committee, which will generally be three months, but in the case of the termination of an employee, director, or consultant’s services due to death or disability, the period for exercising a vested option shall be extended to the earlier of 12 months after termination or the expiration date of the option.

The number of shares covered by the Incentive Plan, and the number of shares and the exercise price per share of each outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of common stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decrease in the number of issued and outstanding shares of common stock effected without receipt of consideration by us.

Restricted Stock and Restricted Stock Units

In lieu of granting options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire Restricted Stock or Restricted Stock Units subject to such vesting, transfer, and repurchase terms and restrictions as the Board or Committee may determine. We may permit employees or consultants who purchase Restricted Stock to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their Restricted Stock. We may also issue Restricted Stock for services actually performed by the recipient prior to the issuance of the Restricted Stock.

The Board or Committee may require that Restricted Stock shall be held by us or in escrow pending the expiration or release of the applicable restrictions. Unvested Restricted Stock for which we have not received payment may be forfeited to us, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set by the Board or Committee, a recipient of Restricted Stock generally shall have the rights and privileges of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by us for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Board or Committee, in common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the Restricted Stock and, if the Restricted Stock is forfeited, the recipient shall have no right to the dividends.

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The terms and conditions of a grant of Restricted Stock Units shall be determined by the Board or Committee. No common stock shall be issued at the time a Restricted Stock Unit is granted, and we will not be required to set aside a fund for the payment of any such award. A recipient of Restricted Stock Units shall have no voting rights with respect to the Restricted Stock Units. Upon the expiration of the restrictions applicable to a Restricted Stock Unit, we will either issue to the recipient, without charge, one share of common stock per Restricted Stock Unit or cash in an amount equal to the fair market value of one share of common stock.

At the discretion of the Board or Committee, each Restricted Stock Unit (representing one share of common stock) may be credited with cash and stock dividends paid in respect of one share (“Dividend Equivalents”). Dividend Equivalents shall be withheld by us for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a recipient’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the Restricted Stock Unit. If a Restricted Stock Unit is forfeited, the recipient shall have no right to the related Dividend Equivalents.

SARs

An SAR is the right to receive, upon exercise, an amount payable in cash or shares or a combination of shares and cash, as determined by the Board or Committee, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of common stock on the date the SAR is exercised, over (b) the exercise price specified in the SAR Award agreement. SARs may be granted either as free-standing SARs or in tandem with options, and with such terms and conditions as the Board or Committee may determine. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR will be determined by the Board or Committee, but shall not be less than 100% of the fair market value of one share of common stock on the date of grant. An SAR granted in conjunction with an option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with an option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

Withholding

To the extent provided by the terms of an Award agreement or as may be approved by the Board or Committee, an optionee or recipient of a Restricted Stock or Restricted Stock Unit Award or SAR may satisfy any federal, state or local tax withholding obligation relating to the Award by any of the following means (in addition to our right to withhold from any compensation paid to the Award recipient) or by a combination of such means: (a) tendering a cash payment; (b) authorizing us to withhold shares of common stock from the shares otherwise issuable to the recipient as a result of the exercise or acquisition of shares under the Award, provided, however, that no shares are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to us previously owned and unencumbered shares of our common stock.

Changes in Shares Under the Incentive Plan

In the event of changes in the outstanding common stock or in our capital structure by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization, the terms of Awards granted under the Incentive Plan, and the maximum number of shares subject to all Awards under the Incentive Plan or with respect to which any one person may be granted Awards during any one year period, will be equitably adjusted or substituted, as to the number, price or kind of shares or other consideration subject to the Awards to the extent necessary to preserve the economic intent of the Awards. In making such adjustments, the Board or Committee shall generally ensure that the adjustments will not constitute a modification, extension or renewal of an incentive stock option within the meaning of Section 424(h)(3) of the Code, and in the case of non-qualified options, ensure that any adjustments will not constitute a modification of such non-qualified options within the meaning of Section 409A of the Code, and that adjustments or substitutions of Awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code will not cause us to be denied a tax deduction on account of Section 162(m) of the Code.

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Restrictions on Transfers of Options

Under the Incentive Plan, stock options may be transferred to a limited class of defined “Permitted Transferees,” such as the option holder’s immediate family members, family trusts and family-controlled companies. In addition, options may be transferred to a securities broker/dealer to exercise the options on the option holder’s behalf as a means of the option holder obtaining the funds needed to exercise the option, provided that the fair market value of the shares being acquired exceeded the exercise price of the option at the close of the market on the trading day preceding the exercise date.

Repricing Prohibition

The Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding option or other Award if the change would effect a “repricing’ without stockholder approval. As defined in the Incentive Plan, “repricing” means a reduction in the exercise price of an outstanding option or SAR or cancellation of an “underwater” or “out-of-the-money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the-money” Award is defined to mean an Award for which the exercise price is less than the “fair market value” of our common stock. The fair market value will generally be determined by the Board, but while our common stock is publicly traded, the fair market value will be the closing price of the common stock on a national securities exchange or inter-dealer quotation system on which the common stock is traded.

Limitation on Share Recycling

Shares subject to an Award shall not again be made available for issuance or delivery under the Incentive Plan if those shares are (a) shares tendered in payment of an option, (b) shares delivered or withheld by us to satisfy any tax withholding obligation, (c) shares covered by a stock-settled SAR or other Award that were not issued upon the settlement of the Award, or (d) shares repurchased by us using the proceeds from option exercises. Only shares subject to an Award that is cancelled or forfeited or expires prior to exercise or realization may be regranted under the Incentive Plan.

The foregoing description of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, a copy of which is filed as an Exhibit to our Registration Statement on Form 10 and is incorporated herein by reference.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans. We do make contributions to 401(k) plans for participating executive officers and other employees.

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of November 18, 2020 concerning beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of 5% or more of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G and information otherwise known by us. Except as otherwise noted in the notes to the table below, each person or entity identified in the table below has sole voting and investment power with respect to the securities owned by such person or entity. Beneficial ownership is determined in accordance with the rules of the SEC.

Name and Address of Beneficial Owner	Number of Shares		Percent of Total

Juvenescence Limited 18 Athol Street Douglas Isle of Man IM1 1JA	21,239,459	(1)	49.998%

Broadwood Partners, L.P. Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, NY 10019	3,003,446	(2)	7.969%

(1)	Includes 2,919,299 shares that may be acquired upon the exercise of common stock purchase warrants and up to 1,872,660 shares that may be acquired through the conversion of a portion of the $5.5 million of loans to AgeX into shares of AgeX common stock at an assumed conversion price of $1.50 per share based on the closing price of AgeX common stock on the NYSE American on November 18, 2020, but subject to the “50% cap” provision of the New Loan Agreement and New Warrant Agreement discussed below under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS— New Loan Agreement and New Warrant Agreement” limiting the loan amount that can be converted into common stock and the number of New Warrants that can be exercised without stockholder approval. See also, “THE JUVENESCENCE PROPOSAL” elsewhere in this Proxy Statement which if approved by AgeX stockholders would eliminate the 50% cap.

(2)	Includes 2,997,156 shares owned by Broadwood Partners, L.P. and 6,290 shares owned by Neal Bradsher. Broadwood Capital, Inc. is the general partner of Broadwood Partners, L.P. Neal Bradsher is the President of Broadwood Capital, Inc. Mr. Bradsher and Broadwood Capital, Inc. have disclaimed beneficial ownership of the shares owned by Broadwood Partners, L.P. except to the extent of their respective pecuniary interests in such shares.

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SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of November 18, 2020 concerning beneficial ownership of our common stock by each current member of our Board of Directors, all Named Executive Officers, and all executive officers and directors as a group. Except as otherwise noted in the notes to the table below, each person or entity identified in the table below has sole voting and investment power with respect to the securities owned by such person or entity. Beneficial ownership is determined in accordance with the rules of the SEC.

Name	Number of Shares	Percent
Michael D. West (1)	1,018,762	2.63%
Andrea Park (2)	6,601	*
Hal Sternberg (3)	45,653	*
Gregory Bailey (4)	100,000	*
Annalisa Jenkins (4)	100,000	*
Michael May (4)	26,534	*
Directors and Executive Officers as a Group (6 persons) (5)	1,297,550	3.33%

*	Less than 1%

(1)	Includes 987,083 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days, and 3,125 Restricted Stock Units that will become exercisable within 60 days. Excludes 272,917 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days, and 28,125 Restricted Stock Units that are not presently vested and will not vest within 60 days.

(2)	Includes 6,250 shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 313,750 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days. Ms. Park was appointed as Chief Financial Officer on May 15, 2020.

(3)	Includes 45,520 shares of common stock that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days. Excludes 19,480 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days.

(4)	Entirely shares that may be acquired upon the exercise of certain stock options that are presently exercisable.

(5)	Includes 1,265,387 shares that may be acquired upon the exercise of certain stock options that are presently exercisable or that will become exercisable within 60 days and 3,125 Restricted Stock units that will vest within 60 days. Excludes 606,147 shares that may be acquired upon the exercise of certain stock options that are not presently exercisable and that will not become exercisable within 60 days and 28,125 Restricted Stock Units that are not presently vested and will not vest within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Agreements with Lineage and its Subsidiaries

Asset Contribution Agreement

On August 17, 2017, we entered into an Asset Contribution and Separation Agreement (the “Asset Contribution Agreement”) with our former parent company Lineage pursuant to which Lineage contributed certain assets and cash to us in exchange for 28,800,000 shares of our common stock. Concurrently with the acquisition of assets from Lineage, we sold 4,950,000 shares of common stock for $10.0 million in cash primarily to investors other than Lineage, which included 600,000 shares sold to Alfred D. Kingsley, the Chairman of Lineage’s board of directors and our former Executive Chairman, 125,000 shares sold to John Mauldin who later became a member of our Board of Directors, and 16,000 shares sold to Lineage at the same price per share paid by other investors. At the close of the financing, Lineage owned 85.4% of our issued and outstanding shares of common stock.

Certain License and Sublicense Agreements

Concurrently with the contribution of assets to us by Lineage under the Asset Contribution Agreement, we entered into a License Agreement with Lineage pursuant to which Lineage has licensed to us, with rights to sublicense, certain intellectual property, including patents and patent applications and know-how for use in the development, manufacture and commercialization of products or services for the prevention, treatment, amelioration, diagnosis or monitoring of all human and non-human animal diseases and conditions except for the field of medical products, devices and services for the reserved Lineage fields of orthopedic, ophthalmic, and medical aesthetic uses (the “Lineage Exclusive Field”). In addition, Lineage retains an option right, on terms to be negotiated, to license iTR patents in research, development, manufacturing and commercialization of treatments based on iTR in the Lineage Exclusive Field. The licensed patents and know-how relate generally to (a) PureStem® human embryonic progenitor cell lines, and (b) telomere length and DNA quality control analysis in pluripotent stem cells. We also received an option to license certain Lineage retained rights outside of orthopedic indications unless a license grant would compete with a Lineage program or products in the Lineage Exclusive Field.

The License Agreement contains customary provisions pertaining to patent maintenance, enforcement, and defense and related cost allocations, insurance, indemnification, and termination of the license in the event of a breach or default by a party, or the bankruptcy or other insolvency event with respect to a party.

Additional License and Sublicense Agreements

Lineage and certain Lineage subsidiaries also entered into agreements pursuant to which they have licensed or sublicensed to us, on a non-exclusive, world-wide, royalty bearing basis, certain additional patents and patent rights and know-how relating to HyStem® hydrogel technology, human embryonic progenitor cell technology, and human pluripotent stem cell lines and technology for use outside the Lineage Exclusive Fields, or in the case of certain sublicense rights, fields previously licensed to third parties.

HyStem® Patent License and Sublicense

Lineage has granted to us a sublicense of certain patents licensed to Lineage by the University of Utah Research Foundation (the “Utah Sublicense”), and has granted to us a direct license of certain patents held by Lineage (the “HyStem License”), related to HyStem® hydrogel technology for use outside of the Lineage Exclusive Field for products that include cells and that are covered by certain other patents contributed, licensed, or sublicensed to us by Lineage. We may only develop, sell, and otherwise commercialize a product under the Utah Sublicense and HyStem License if we spend at least a low seven figure amount on research with respect to the product. Lineage will agree to provide us with a reasonable amount of the hydrogel product for the purpose of our research for which we will pay Lineage’s cost of manufacturing and supplying the hydrogel.

The Utah Sublicense and HyStem License will expire upon the latest expiration date of a sublicensed or licensed patent, unless terminated earlier pursuant to the respective agreements. We will pay Lineage a royalty, in an amount not exceeding 10 percent, on “net sales” as defined in the Utah Sublicense and HyStem License. Commencing June 30, 2019, and for each 12-month period thereafter, we will pay Lineage a minimum royalty in the low five figures regardless of the actual amount of net sales for the applicable period.

Sublicense of Certain Progenitor Patents

Lineage has granted to us a sublicense of certain patents licensed to Lineage that pertain to the derivation of human embryonic progenitor cell lines. The sublicense will permit us to use the sublicensed patents for the treatment, palliation, diagnosis, or prevention of any disease, disorder or health condition outside of the Lineage Exclusive Field. The sublicense expires on the later of July 10, 2028 or the latest expiration date of a sublicensed patent, unless terminated earlier pursuant to the terms of the sublicense.

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We will pay Lineage a royalty on “net sales,” as defined in the sublicense agreement, until the royalty payments to Lineage’s licensor by Lineage total $1.2 million and thereafter will pay to Lineage a low single digit royalty on its own net sales and a low double-digit royalty on sublicensing consideration. If we grant a sublicense to use the patents, we will pay Lineage a portion of any consideration received for a sublicense, including but not limited to, upfront payments and milestones, and non-cash exchanges or considerations, but not payments for developing a product, service or process. If we become obligated to pay royalties to one or more affiliates of Lineage for the use of patent rights related to this sublicense and as a result, the royalties payable to Lineage with respect to royalties under the sublicense plus the royalties payable to the affiliates would exceed a designated amount of net sales, the royalties due to Lineage may be reduced but not less than the designated amount. In addition, we will pay to Lineage a royalty on “net sales,” as defined in the sublicense agreement, by the sublicensee. If we become obligated to pay royalties to one or more affiliates of Lineage for the use of patent rights related to this sublicense and as a result, the royalties payable to Lineage with respect to sales by a sublicensee plus the royalties payable to the affiliates would exceed a designated amount of net sales, the royalty due on net sales by the sublicensee may be reduced but not less than the designated amount.

The sublicense agreement includes reciprocal cross-licenses between Lineage and us with respect to any new patents that may be issued based on the use of the sublicensed patents. Any such license to Lineage will be exclusive in the Lineage Exclusive Field and nonexclusive in all other licensed fields. Any such license from Lineage to us will be for use outside the Lineage Exclusive Field and for medical products or services involving tendon. Each license will be for a term of 10 years.

ESI License

Lineage’s subsidiary ES Cell International Pte (“ESI”) has granted to us non-exclusive rights to certain ESI patents and human pluripotent stem cell lines (“ESI Cell Lines”) for use outside of the Lineage Exclusive Field and outside certain other fields for which ESI has previously granted licenses. We will pay ESI a royalty on “net sales,” as defined in the license agreement, of products under certain patents licensed to us by ESI. If we become obligated to pay royalties to one or more third party or to Lineage for the use of patent rights related to this license and as a result the royalties payable to ESI with respect to this license agreement plus the royalties payable to such third party or Lineage would exceed a designated amount of net sales, the royalty due on net sales by the sublicensee may be reduced. The patent license expires upon the latest expiration date of a licensed patent, unless terminated earlier pursuant to the terms of the license. All other rights under the license are terminable by either party under the conditions specified in the license.

If we grant rights to any third party to use ESI Cell Lines derived under cGMP, we will pay ESI a share of all consideration that we receive as consideration for the grant of those rights, including all cash and non-cash consideration but not royalties. We are not permitted to grant sublicenses to the licensed ESI patents but may sublicense the use of ESI Cell Lines. We also will pay ESI 5% of any fees that we may receive for providing third parties with a “drug master file” for submission to the U.S. Food and Drug Administration or similar regulatory agencies in other jurisdictions that may be used to provide confidential detailed information about facilities, processes or articles used in the manufacturing, processing, packaging and storing of one or more human drugs, including but not limited to biologics, cell lines and cell products.

We have agreed not to provide ESI cell lines to third parties for use to develop cell therapies to treat spinal cord injury, and we have agreed to allow ESI to designate up to three oncology indications to be treated by dendritic cell therapies derived from ESI cell lines which, through a subsequent amendment to our License Agreement with ESI, will be designated as exclusive ESI fields for which AgeX will not provide ESI cell lines to third parties.

Shared Facilities Agreement and Relationship with Lineage

On August 17, 2017, AgeX and Lineage executed the Shared Facilities Agreement. Under the terms of the Shared Facilities Agreement, Lineage allowed AgeX to use Lineage’s premises and equipment located in Alameda, California for the purpose of conducting business. Lineage also provided accounting, billing, bookkeeping, payroll, treasury, payment of accounts payable, and other similar administrative services to AgeX. We terminated the Shared Facilities Agreement effective September 30, 2019.

Lineage charged AgeX a use fee for services received and usage of facilities, equipment, and supplies (“Use Fee”). For each billing period, Lineage prorated and allocated to AgeX costs of services of Lineage employees, equipment, insurance, lease, professional, software, supplies and utilities. Allocation depended on key cost drivers including actual documented use, square footage of facilities used, time spent, costs incurred by or for AgeX, or upon proportionate usage by Lineage and AgeX, as reasonably estimated by Lineage. Lineage charged a 5% markup on such allocated costs as permitted by the Shared Facilities Agreement. The allocated cost of Lineage employees and contractors who provided services was based upon records maintained of the number of hours or percentage of time of such personnel devoted to the performance of services.

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The Use Fee was determined and invoiced to AgeX on a monthly basis for each calendar month of each calendar year. In addition to the Use Fees, AgeX reimbursed Lineage for any out of pocket costs incurred by Lineage for the purchase of office supplies, laboratory supplies, and other goods and materials and services for the account or use of AgeX.

In aggregate, Lineage charged such Use Fees to AgeX and subsidiaries as follows (in thousands):

	Year Ended December 31,
	2019	2018
Research and development	$701	$1,278
General and administrative	239	400
Total Use Fees	$940	$1,678

As of December 31, 2019, Lineage owed AgeX approximately $7,000, while as of December 31, 2018 AgeX owed Lineage approximately $34,000 under the Shared Facilities Agreement.

Employee Matters Agreement

We entered into an Employee Matters Agreement with Lineage that governs the respective rights, responsibilities and obligations of Lineage and us after the Distribution with respect to transferred employees, defined contribution plans, employee health and welfare benefit plans, incentive plans, and other employment, compensation and benefits-related matters. The Employee Matters Agreement provides for, among other things, the allocation and treatment of assets and liabilities arising out of incentive plans, retirement plans and employee health and welfare benefit plans in which certain of our employees participated prior to the Distribution.

Tax Matters Agreement

We entered into a Tax Matters Agreement with Lineage that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, allocation of tax refunds, the control of audits and other tax proceedings and other matters regarding taxes while we were part of a consolidated group with Lineage for income tax purposes, and after our deconsolidation from Lineage’s consolidated tax group, for any tax period ending on or before the Distribution Date, as well as tax periods beginning before and ending after the Distribution Date.

In general, the Tax Matters Agreement allocates taxes between Lineage and the subsidiary companies that comprise its consolidated group or the “Lineage Group” on the one hand and AgeX and our subsidiaries or the “AgeX Group” on the other hand. Lineage will be responsible for any U.S. federal, state and local taxes (and any related interest, penalties or audit adjustments) for the Lineage Group, and we will be responsible for any U.S. federal, state and local taxes (and any related interest, penalties or audit adjustments) for the AgeX Group for any periods or portions thereof beginning on or after August 31, 2017 based on certain assumptions, including that the AgeX Group is not included in the Lineage consolidated tax returns. Lineage will also determine the extent to which certain tax attributes attributable to the Lineage Group resulted in tax savings to the AgeX Group and we will pay the amount of that tax savings to Lineage, or if tax attributes attributable to the AgeX Group resulted in tax savings to the Lineage Group, Lineage will pay the amount of that tax savings to us. The Tax Matters Agreement also may provide special rules for allocating tax liabilities resulting from the Distribution.

Sales of Warrants

During 2018, we sold warrants to purchase 2,000,000 shares of common stock for $0.50 per warrant for aggregate cash proceeds of $1,000,000 to certain investors. The warrants entitled the warrant holders to purchase shares of our common stock for $2.50 per share. Alfred D. Kingsley, our former Executive Chairman, purchased warrants entitling him to purchase 248,600 shares of AgeX common stock, and John Mauldin who later became a member of our Board of Directors purchased warrants entitling him to purchase 50,000 shares of AgeX common stock, on the same terms as the other investors. Mr. Kingsley exercised his warrants during March 2019 and purchased 248,600 shares of common stock for $621,500.

Registration Rights Agreement

We have agreed to register for sale under the Securities Act of 1933, as amended (the “Securities Act”) certain shares of common stock, including all shares held by Juvenescence, Lineage and Alfred D. Kingsley, and shares beneficially owned by John Mauldin. We have agreed to file a registration statement, including on Form S-3 once we are eligible to use such form for offerings on a delayed or continuous basis, covering those shares following a written request for registration from any holder or group of holders of not less than 50% of the shares covered by the Registration Rights Agreement, but not earlier than November 28, 2019, which is the first anniversary date of the Distribution. Those stockholders are also eligible to include shares in a registration statement we file for our own account, subject to certain exceptions, if their shares are not eligible for sale without registration under Rule 144 under the Securities Act. We are obligated to pay the fees and expenses of each registered offering under such registration rights agreement except for underwriting discounts and commissions.

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Compensation of Our Chief Operating Officer

Since October 2018, AgeX’s Chief Operating Officer, Nafees Malik, who is an employee of Juvenescence, has been devoting a majority of his time to AgeX’s operations for which AgeX reimburses Juvenescence for his services on an agreed upon fixed annual rate of $272,000 from October 18, 2018 through March 10, 2019 and $283,000 from March 11, 2019 through December 31, 2019. Additionally, Dr. Malik received a $50,000 bonus in March 2019. As of December 31, 2019, AgeX had accrued approximately $71,000 payable to Juvenescence for Dr. Malik’s services rendered.

2019 Loan Facility Agreement and Warrant Agreement

On August 13, 2019 AgeX and Juvenescence entered into a Loan Facility Agreement (the “Loan Agreement”) pursuant to which Juvenescence provided AgeX a $2.0 million line of credit for a period of 18 months. As of March 30, 2020, AgeX had drawn all of the $2.0 million.

In lieu of interest, AgeX issued to Juvenescence 19,000 shares of AgeX common stock concurrently with the first draw down of funds under the Loan Agreement. However, if AgeX fails to repay the loan when due, interest at the rate of 10% per annum, compounded daily, will accrue on the unpaid balance from the date the payment was due.

In lieu of repayment of funds borrowed, AgeX may convert the loan balance (including principal and accrued interest, if any) into AgeX common stock or “units” if AgeX consummates a “Qualified Offering” which means a sale of common stock (or common stock paired with warrants or other convertible securities in “units”) in which the gross sale proceeds are at least $7.5 million.

Events of Default under the Loan Agreement include: (i) AgeX fails to pay any amount in the manner and at the time provided in the Loan Agreement and the failure to pay is not remedied within 10 business days; (ii) AgeX fails to perform any of its obligations under the Loan Agreement and if the failure can be remedied it is not remedied to the satisfaction of Juvenescence within 10 business days after notice to AgeX; (iii) other indebtedness for money borrowed in excess of $100,000 becomes due and payable or can be declared due and payable prior to its due date or if indebtedness for money borrowed in excess of $25,000 is not paid when due; (iv) AgeX stops payment of its debts generally or discontinues its business or becomes unable to pay its debts as they become due or enters into any arrangement with creditors generally, (v) AgeX becomes insolvent or begins liquidation or administration or other insolvency procedures, or a receiver, trustee or similar officer is appointed in respect of all or any part of its assets and such appointment continues undischarged or unstayed for sixty days, (vi) it becomes illegal for AgeX to perform its obligations under the Loan Agreement or any governmental permit, license, consent, exemption or similar requirement for AgeX to perform its obligations under the Loan Agreement or to carry out its business is not obtained or ceases to remain in effect; (vii) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX if such process is not released, vacated or fully bonded within sixty calendar days after its issue or levy; (viii) any injunction, order or judgement of any court is entered or issued which in the opinion of Juvenescence materially and adversely affects the ability of AgeX to carry out its business or to pay amounts owed to Juvenescence under the Loan Agreement, and (ix) there is a change in AgeX’s financial condition that in the opinion of Juvenescence materially and adversely affects, or is likely to so affect, its ability to perform any of its obligations under the Loan Agreement.

As consideration for the line of credit under the Loan Agreement, AgeX issued to Juvenescence warrants to purchase 150,000 shares of AgeX common stock (the 2019 Warrants”). The exercise price of the 2019 Warrants is $2.60 per share, which was the volume weighted average price on the NYSE American (VWAP) of AgeX common stock over the twenty trading days prior to the date the 2019 Warrants were issued. The 2019 Warrants will expire at 5:00 p.m. New York Time three years after the date of issue. The number of shares issuable upon exercise of the 2019 Warrants and the exercise price per share are subject to adjustment upon the occurrence of certain events such as a stock split or reverse split or combination of the common stock, stock dividend, recapitalization or reclassification of the common stock, and similar events.

AgeX has entered into a Registration Rights Agreement to register the 19,000 shares issuable under the Loan Agreement and the 150,000 2019 Warrants and underlying shares for resale under the Securities Act, upon request of Juvenescence if Form S-3 is available to AgeX. Juvenescence will also have “piggy-back” registration rights if AgeX files a registration statement for the sale of shares for itself or other stockholders. AgeX will bear the expenses of the registration statement but not underwriting or broker’s commissions related to the sale of 2091 Warrants or shares. AgeX and Juvenescence will indemnify each other from certain liabilities in connection the registration, offer, and sale of securities under a registration statement, including liabilities arising under the Securities Act.

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New Loan Agreement and New Warrant Agreement

On March 30, 2020, AgeX and Juvenescence entered into a new Secured Convertible Facility Agreement (the “New Loan Agreement”) pursuant to which Juvenescence has agreed to provide to AgeX an $8.0 million line of credit for a period of 18 months on substantially the same terms as the Loan Agreement described below, except that (a) all loans to AgeX under the New Loan Agreement in excess of an initial $500,000 advance are subject to Juvenescence’s discretion, (b) AgeX may not draw more than $1 million in any single draw, (c) in lieu of accrued interest, AgeX will issue to Juvenescence 28,500 shares of AgeX common stock when AgeX has borrowed an aggregate of $3 million under the New Loan Agreement, (d) AgeX will issue to Juvenescence warrants to purchase shares of AgeX common stock (“New Warrants”) in amounts determined by the warrant formula described below, (e) the Repayment Date for outstanding principal balance of the loan under the New Loan Agreement will be March 30, 2023, (f) if AgeX requests additional loans after making the first two draws of funds (which are expected to total $1 million) under the New Loan Agreement, a Security and Pledge Agreement (the “Security Agreement”) will go into effect granting Juvenescence a security interest in all of the assets of AgeX and AgeX’s subsidiaries ReCyte Therapeutics and Reverse Bioengineering, Inc. (the “Guarantor Subsidiaries” or each a “Guarantor Subsidiary”) (g) the Guarantor Subsidiaries will guarantee AgeX’s obligations under the New Loan Agreement if AgeX makes more than two draws of funds under the New Loan Agreement and (h) Juvenescence has the right to convert the principal amount of outstanding loans under the New Loan Agreement into shares of AgeX common stock at the Market Price as defined in the New Loan Agreement. Further, in addition to the Events of Default described herein, additional Events of Default will arise under the New Loan Agreement if (i) AgeX or any of the Guarantor Subsidiaries sells, leases, licenses, consigns, transfers, or otherwise disposes of a material part of its assets other than inventory in the ordinary course of business or certain intercompany transactions, or certain other limited permitted transactions, unless Juvenescence approves, (ii) the security interests under the Security Agreement, if in effect, are not valid or perfected, or AgeX or a Guarantor Subsidiary contests the validity of its obligations under the New Loan Agreement or Security Agreement or other related agreement with Juvenescence, or there is a loss, theft, damage or destruction of a material portion of the collateral, (iii) any representation, warranty, or other statement made by AgeX or a Guarantor Subsidiary under the New Loan Agreement is incomplete, untrue, incorrect, or misleading, or (iv) AgeX or a Guarantor Subsidiary suspends or ceases to carry on all or a material part of its business or threatens to do so.

Each time AgeX receives an advance of funds under the New Loan Agreement, AgeX will issue to Juvenescence a number of New Warrants equal to 50% of the number determined by dividing the amount of the advance by the applicable Market Price. The Market Price will be the closing price per share of AgeX common stock on the NYSE American or other national securities exchange on the date of the applicable notice from AgeX requesting a draw of funds that triggers the obligation to issue New Warrants; provided, however that if AgeX common stock is not traded on a national securities exchange the Market Price shall be determined with reference to closing prices quoted or bid and asked prices on the OTC Bulletin Board or similar quotation system averaged over twenty consecutive trading days. The exercise price of the New Warrants will be the applicable Market Price. The New Warrants will expire at 5:00 p.m. New York time three years after the date of issue. AgeX issued warrants to purchase 2,769,299 shares of AgeX common stock for the $5.5 million of loans drawn through November 18, 2020.

During July 2020 New Loan Agreement was amended. The amendment waived (i) the provisions requiring that, as a condition to the funding of a third draw of funds, AgeX and the Guarantor Subsidiaries execute a Security Agreement and related documents pledging certain assets as collateral, and (ii) certain provisions providing that the Guarantor Subsidiaries guarantee AgeX’s obligations under the New Loan Agreement, in each case subject to an acknowledgement by AgeX and the Guarantor Subsidiaries that Juvenescence may, in its discretion, condition any advances under the New Loan Agreement subsequent to the third draw of funds on the receipt of such collateral agreements and guarantees. In addition, the New Loan Agreement and the related Warrant Agreement were amended to place certain limits on the number of shares that may be issued to Juvenescence upon conversion of outstanding loan amounts or exercise of the warrants, in order to comply with applicable NYSE American listing requirements. No more than 19.9% of the shares outstanding at March 30, 2020 may be issued upon conversion of any advance outstanding under the New Loan Agreement at a conversion price that is lower than the market price of AgeX common stock at the time the applicable advance being converted was made. In addition, no advances may be converted into common stock and no New Warrants may be exercised, in an amount that would cause Juvenescence’s ownership to equal or exceed 50% of the number of shares of AgeX common stock, in each case without the approval of AgeX’s stockholders. AgeX has agreed to seek the approval of its stockholders if Juvenescences’ ability to exercise the New Warrants or convert outstanding loan amounts without being subject to the 19.9% and 50% limitations. See “The Juvenescence Proposal” elsewhere in this Proxy Statement.

Through November 18, 2020, AgeX had borrowed a total of $5.5 million against the $8.0 million line of credit. AgeX may draw additional funds from time to time subject to Juvenescence’s discretion, prior to the Repayment Date on March 30, 2023. AgeX may not draw down funds if an “Event of Default” under the New Loan Agreement has occurred and is continuing and AgeX may not draw down more than $1.0 million in any single draw. In lieu of accrued interest, AgeX issued to Juvenescence 28,500 shares of AgeX common stock when AgeX borrowed an aggregate of $3 million under the New Loan Agreement on July 27, 2020.

AgeX has entered into an amendment to the Registration Rights Agreement to include the 28,500 shares issuable under the New Loan Agreement and the New Warrants and underlying shares as registrable securities under the Registration Rights Agreement.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of Exchange Act, requires our directors and executive officers and persons who own more than ten percent (10%) of a registered class of our equity securities (“Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other AgeX equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all reports they file under Section 16(a).

To our knowledge, based solely on our review of the copies of Forms, 3 and 4 and amendments thereto filed during the last fiscal year, and Forms 5 and amendments thereto filed with respect to the last fiscal year, by the Reporting Persons, or written representation from the Reporting Persons that no Form 5 was required, all Section 16(a) filing requirements applicable to our officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2019, except that a Form 3 was filed late by Andrea Park our Chief Financial Officer.

RATIFICATION OF THE SELECTION OF OUR INDEPENDENT REGISTERED

PUBLIC ACCOUNTANTS

The Board of Directors has selected OUM & Co. LLP (“OUM”) as our independent registered public accountants. OUM has served as our independent registered public accountants since October 2017. The Board of Directors proposes and recommends that the stockholders ratify the selection of the firm of OUM to serve as our independent registered public accountants for the fiscal year ending December 31, 2020. Approval of the selection of OUM to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote cast constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of the selection of OUM to audit our financial statements.

We expect that a representative of OUM will be present at the Meeting, in person or by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from stockholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of OUM as Our

Independent Registered Public Accountants

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

OUM audited our annual financial statements for the fiscal years ended December 31, 2019 and 2018. The following table sets forth the aggregate fees billed to us during the fiscal years ended December 31, 2019 and 2018 by OUM:

	2019	2018
Audit Fees(1)	$288,000	$232,000
Audit Related Fees(2)		74,000
Total Fees(3)	$288,000	$306,000

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our annual financial statements included in our Registration Statement on Form 10 and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees relate to assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category would include fees related to non-routine SEC filings.

(3)	Our former parent company Lineage paid 80% of all audit fees incurred through November 28, 2018, the date on which Lineage distributed approximately 12.7 million shares of AgeX common stock owned by Lineage on a pro rata basis to eligible Lineage shareholders.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2019 and 2018, 100% of the fees paid to OUM were approved by the Audit Committee.

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JUVENESCENCE PROPOSAL

AgeX has entered into the New Loan Agreement with Juvenescence, its largest stockholder, as further discussed in this Proxy Statement under “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS—New Loan Agreement and New Warrant Agreement”. As of November 18, 2020, Juvenescence held 16,447,500 shares of AgeX common stock or approximately 43.6% of AgeX outstanding common stock, plus 2019 Warrants and New Warrants to purchase an additional 2,919,299 shares of AgeX common stock. As of November 18, 2020, AgeX had drawn $5.5 million in loans under the New Loan Agreement, which if converted into AgeX common stock at a conversion price of $1.50 per share, the closing price of AgeX common stock on the NYSE American (the “Exchange”) on November 18, 2020, would result in AgeX issuing to AgeX an additional 3,666,666 shares of AgeX common stock. If the principal amount of loans under the New Loan Agreement is converted into common stock, the actual number of shares issuable will depend on the amount of the loan converted and the applicable conversion price on the date of conversion, as discussed below. AgeX may, subject to the terms and conditions of the New Loan Agreement, borrow up to an additional $2.5 million from Juvenescence which could be converted into additional shares of AgeX common stock, and Juvenescence could acquire additional New Warrants to purchase additional shares of AgeX common stock if and when it lends additional funds to AgeX under the New Loan Agreement.

The New Loan Agreement provides that the aggregate principal cash amount outstanding under the New Loan Agreement (“Outstanding Amount”) may be converted into shares of AgeX common stock as follows: (i) the entire Outstanding Amount may be converted at AgeX’s election (“Borrower Conversion”) upon a sale of shares (or “units” consisting of shares of common stock together with warrants or any other security convertible into common stock) to third party investors in a bona fide investment transaction in which the aggregate sales price to AgeX of the shares or units sold in such offering, before deduction of underwriting discounts and commissions, placement agent fees and offering expenses, is not less than $10 million (a “Qualified Offering”); or (ii) all or any portion of the Outstanding Amount may be converted at Juvenescence’s election any time (“Lender Conversion”).

AgeX common stock is listed on NYSE American (the “Exchange”) and AgeX must comply with the listing requirements of the Exchange. Section 713 of the Exchange Company Guide requires listed companies to obtain stockholder approval as a prerequisite to Exchange listing approval before: (i) issuing additional shares in a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of stock outstanding (determined as of the date of the particular transaction agreement) for less than the greater of book or market value of the Exchange listed common stock (the “20% Rule”) and (ii) issuing shares that will result in a change of control of the company (the “Change of Control Rule”). While the Exchange has not defined “change of control”, the Exchange considers any issuance of stock to be subject to the Change of Control Rule if the issuance of stock would result in a stockholder holding 50% or more of a company’s outstanding stock. The New Loan Agreement, as amended in July 2020, contains a “19.9 % blocker” provision and a “change of control blocker” provision intended to prevent a Lender Conversion or Borrower Conversion that would violate the 20% Rule or the Change of Control Rule. The Warrant Agreement governing the New Warrants contains a “change of control blocker” provision intended to prevent an exercise of New Warrants that would violate the Change in Control Rule. The exercise price of the New Warrants is set with reference to the market price of AgeX common stock so the 20% Rule would have no effect on the exercise of New Warrants by Juvenescence.

The 19.9% blocker provides that any Borrower Conversion or Lender Conversion must either (i) not involve the issuance of more than 19.9% of the common stock outstanding on the date of the New Loan Agreement at a price lower than the applicable market price (as further explained below) so that stockholder approval under the 20% Rule would not be required, or (ii) be approved by the AgeX stockholders. Under the New Loan Agreement, AgeX may borrow funds from Juvenescence in period installments or “tranches” and the market price of AgeX common stock is determined for each such tranche. Each tranche market price is based on the closing price of AgeX common stock on the date of the drawdown notice from AgeX to Juvenescence requesting funding of the loan tranche. Upon Borrower Conversion, which can take place only in connection with a Qualified Offering by AgeX, the number of shares of AgeX common stock issuable to Juvenescence would be the Outstanding Amount divided by the lowest price per share paid by investors for shares in the Qualified Offering (the “Borrower Conversion Price”). Accordingly, only shares of common stock issuable upon the conversion of a tranche with a tranche market price greater than the Borrower Conversion Price would be aggregated (along with any other common stock issued to Juvenescence in connection with the Qualified Offering) for the purpose of determining the applicability of the 19.9% blocker. Upon Lender Conversion, only shares issuable upon the conversion of a tranche with a tranche market price that is lower than the market price on the date prior to the date the Juvenescence delivers a conversion notice to AgeX are aggregated for the purposes of determining the applicability of the 19.9% blocker. The change of control blocker provision provides that without the prior approval of AgeX stockholders a Borrower Conversion, a Lender Conversion, or an exercise of New Warrants may not take place if it would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

Consequently, without the approval of AgeX stockholders the Outstanding Amount may not be converted into AgeX common stock under the Borrower Conversion provisions or the Lender Conversion provisions of the New Loan Agreement in an amount that would (a) equal exceed 19.9% of the outstanding common stock (measured at the date of the New Loan Agreement) at a conversion price less than the greater of the book value or the applicable tranche market value of AgeX common stock, or (b) cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock. Furthermore, New Warrants may be not exercised by Juvenescence if such exercise would cause Juvenescence’s ownership to equal or exceed 50% of the outstanding shares of AgeX common stock.

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As required by the terms of the New Loan Agreement, as amended, AgeX is seeking the vote of AgeX stockholders to approve (i) the ability of AgeX and Juvenescence to convert the Outstanding Amount into shares of AgeX common stock under the Borrower Conversion and Lender Conversion and provisions of the New Loan Agreement even if the Borrower Conversion or Lender Conversion, as applicable, would result in (a) Juvenescence receiving additional shares in excess of 19.9% of the AgeX common stock outstanding as of March 30 2020, the date of the New Loan Agreement, for less than the greater of book value or the applicable tranche market values of AgeX common stock, or (b) Juvenescence owning more than 50% of AgeX outstanding common stock, and (ii) the ability of Juvenescence to exercise its New Warrants if the exercise would cause Juvenescence’s ownership of AgeX common stock to equal or exceed 50% of the outstanding AgeX common stock.

Possible Consequences of the Juvenescence Proposal

Stockholder approval of the Juvenescence Proposal could permit Juvenescence to acquire a majority interest in the outstanding common stock of AgeX. As a controlling stockholder, Juvenescence would have the power to elect all directors of AgeX and to approve or reject all matters submitted for stockholder approval by the AgeX Board of Directors, by Juvenescence as a stockholder, or by other stockholders, including but not limited to: equity compensation plans for employees, officers, and directors; mergers, acquisitions, and consolidations; sales of AgeX assets; and amendments of AgeX’s certificate of incorporation and bylaws.

Furthermore, upon Juvenescence holding more than 50% the outstanding AgeX common stock, AgeX would qualify as a “controlled company” as defined by the Exchange Company Guide. Being a “controlled company” would entitle AgeX to exempt itself from the requirement that a majority of its directors be “independent” directors as defined in the Exchange Company Guide, and that the Compensation Committee and the Nominating & Corporate Governance Committee be comprised entirely of independent directors. If AgeX were to take advantage of any or all of these exceptions available to controlled companies under the Exchange Company Guide it would be required to disclose doing so in its annual meeting proxy statement or in its Annual Report on Form 10-K.

Even if Juvenescence does not acquire more than 50% of the outstanding AgeX common stock, the Juvenescence Proposal could allow Juvenescence to acquire more shares through a Lender Conversion or Borrower Conversion than might otherwise be the case if the 19.9% blocker were to remain in place.

Certain Conflict of Interest Considerations

The Chairman of our Board of Directors, Gregory Bailey, is the Chief Executive Officer of Juvenescence. The New Loan Agreement and New Warrant Agreement were approved by the Audit Committee of our Board of Directors pursuant to authority delegated by our Board of Directors with Mr. Bailey abstaining as to such delegation of authority, and pursuant to our Related Person Transaction Policy. Mr. Bailey is not a member of the Audit Committee and did not participate in the proceedings of the Audit Committee considering and approving the New Loan Agreement or the New Warrant Agreement. Mr. Bailey also abstained from voting on the recommendation of our Board of Directors that our stockholders vote FOR approval of the Juvenescence Proposal at the Meeting.

As discussed in the section of this Proxy Statement captioned “ELECTION OF DIRECTORS – Director Independence,” the members of the Audit Committee qualify as “independent” under Section 803(A) and Section 803(B)(2) of the NYSE American Company Guide and Rule 10A-3 under the Exchange Act. Our Related Person Transaction Policy applies to transactions exceeding $120,000 in which any of our officers, directors, beneficial owners of more than 5% of the outstanding shares of our common stock, or any member of their immediate family, has a direct or indirect material interest, determined in accordance with the policy. We refer to those transactions as Related Person Transactions. A Related Person Transaction will be subject to review and approval by our Audit Committee prior to effectiveness or consummation, to the extent practical. The Audit Committee will review the relevant information available to it about the Related Person Transaction. The Audit Committee may approve or ratify the Related Person Transaction only if the Audit Committee determines that, under the circumstances, the transaction is in, or is not in conflict with, AgeX’s best interests.

26

In approving the New Loan Agreement and New Warrant Agreement during March 2020, the Audit Committee considered the following factors to the extent they determined such factors to be relevant under the Related Person Transactions Policy:

●	Juvenescence’s interest in the New Loan Agreement and New Warrant Agreement;

●	the approximate total consideration to Juvenescence under the New Loan Agreement and the New Warrant Agreement;

●	the approximate dollar value of the amount of Juvenescence interest in the transaction;

●	the transaction was undertaken in the ordinary course of AgeX’s financing activities;

●	the availability of other sources of financing;

●	the purpose and the potential benefits of the transaction to AgeX; and

●	such other information regarding the New Loan Agreement and New Warrant Agreement or Juvenescence that, in the context of the proposed transaction, the members of the Audit Committee believed could be material to investors in light of the circumstances of the transaction.

Vote Required to Approve the Juvenescence Proposal

Approval of the Juvenescence Proposal requires the affirmative vote of a majority of the shares of common stock present and voting on the matter at the Meeting, provided that the affirmative vote constitutes a majority of a quorum. Unless otherwise directed by the stockholders, proxies will be voted FOR approval of this proposal.

The Board of Directors, with Gregory Bailey Abstaining, Recommends a Vote “FOR” the Juvenescence Proposal

PROPOSALS OF STOCKHOLDERS

Stockholders who intend to present a proposal for action at our 2021 Annual Meeting of Stockholders must notify our management of such intention by notice received at our principal executive offices not later than September 1, 2021 for such proposal to be included in our proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2019, without exhibits, may be obtained by a stockholder without charge, upon written request to the Secretary of AgeX.

HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

If you plan to attend the Meeting in person please be aware that in-person attendance could be prohibited or limited by federal, state, or local orders due to the Covid-19 pandemic. We may issue a press release or post on our website or use other communication methods to notify our stockholders of any such limitations that may be imposed and remain in effect after the date of this Proxy Statement. However, due to changing circumstances we may not be able to give advance notice of the number of persons, if any, that may be permitted to attend the Meeting in person. As explained below, we have made arrangements for our stockholders to attend the Meeting online in lieu of attending in person.

27

Whether you plan to attend the Meeting in person or online, we encourage you to sign and return the enclosed proxy card and indicate how you wish your shares to be voted at the Meeting. If you do attend the Meeting you will be able to revoke your proxy and vote at the Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Attending the Meeting in Peron

If you are a “stockholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on our stockholder list. You will be admitted to the Meeting in person upon showing your proxy card, driver’s license, or other identification.

If you are a “street name” stockholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on our stockholder list. If you plan to attend the Meeting in person, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your Proxy Statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own AgeX shares. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker or bank, before the Meeting, the proxy form from your broker or bank that accompanied this Proxy Statement.

Participating in the Meeting Online

This year we have made arrangements for our stockholders to attend and vote at the Meeting online. Stockholders who wish to attend the Meeting online you will need to gain admission in the manner described below. Stockholders who follow the procedures for attending the Meeting online will be able to vote at the Meeting and ask questions. If you do not comply with the procedures described here for attending the Meeting online, you will not be able to participate and vote at the Meeting online but may view the Meeting webcast by visiting https://web.lumiagm.com/268644388 and following the instructions to log in as a guest using the password agex2020.

If you are a “stockholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Meeting online you will need to visit https://web.lumiagm.com/268644388 and use the control number on your proxy card to log on. The password for the Meeting is agex2020.

If you are a “street name” stockholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC to receive an 11-digit control number that may be used to access the Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

American Stock Transfer & Trust Company LLC

Attn: Proxy Tabulation Department

6201 15th Avenue

Brooklyn, NY 11219

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on December 18, 2020, five business day before the Meeting.

You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Meeting and vote your shares at https://web.lumiagm.com/268644388 during the Meeting. The password for the meeting is agex2020. Follow the instructions provided to vote. We encourage you to access the Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Judith Segall
Secretary

November 24, 2020

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ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 28, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20430300000000001000 1 122820

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ GREGORY H. BAILEY
- ○ ANNALISA JENKINS
- ○ MICHAEL H. MAY
- ○ MICHAEL D. WEST

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

I WISH TO ATTEND AND VOTE SHARES AT MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AGEX THERAPEUTICS, INC.

December 28, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/268644388 (password: agex2020) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20430300000000001000 1 122820

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS NUMBER 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ GREGORY H. BAILEY
- ○ ANNALISA JENKINS
- ○ MICHAEL H. MAY
- ○ MICHAEL D. WEST

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

I WISH TO ATTEND AND VOTE SHARES AT MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY FOR AGEX THERAPEUTICS, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 28, 2020

The undersigned appoints Gregory H. Bailey and Michael D. West, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Stockholders of AgeX Therapeutics, Inc. on December 28, 2020 and any adjournment thereof and to represent and vote all shares of AgeX Therapeutics, Inc. common stock standing in the name of the undersigned upon the books of the corporation.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted FOR the election of directors, and FOR proposals 2 and 3. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

1.1 14475